SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 FFW CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          [FFW CORPORATION LETTERHEAD]



                                                September 25, 1997





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FFW Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:30 p.m., Wabash, Indiana time, on October 28, 1997, at the office of the Company located at 1205 North Cass Street, Wabash, Indiana.

         In addition to the election of directors, stockholders are being asked to ratify the appointment of Crowe, Chizek & Company LLP as the Company's auditors. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.


                                           Very truly yours,



                                           /s/ NICHOLAS M. GEORGE
                                           ----------------------
                                           NICHOLAS M. GEORGE
                                           President and Chief Executive Officer

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 28, 1997


         Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of FFW Corporation ("FFW" or the "Company") will be held at the office of the Company located at 1205 North Cass Street, Wabash, Indiana, at 2:30 p.m. Wabash, Indiana time, on October 28, 1997.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek & Company LLP as auditors for the Company for the fiscal year ended June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 19, 1997, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            /s/Wayne W. Rees
                                            -----------------
                                            Wayne W. Rees
                                            Chairman of the Board and Secretary


Wabash, Indiana
September 25, 1997


--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                 FFW CORPORATION
                             1205 North Cass Street
                              Wabash, Indiana 46992
                                 (219) 563-3185

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of FFW Corporation ("FFW" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the office of the Company, located at 1205 North Cass Street, Wabash, Indiana, on October 28, 1997, at 2:30 p.m., Wabash, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 29, 1997. Certain of the information provided herein relates to First Federal Savings Bank of Wabash ("First Federal" or the "Bank"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of Crowe, Chizek & Company LLP as the Company's auditors for the fiscal year ending June 30, 1998.

Vote Required and Proxy Information

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than those described in the Notice of the Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

        A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Wayne W. Rees, Secretary, FFW Corporation, 1205 North Cass Street, Wabash, Indiana 46992.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 19, 1997, will be entitled to one vote for each share then held. As of that date, the Company had 714,847 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and officers as a group.


                                                                                              Shares
                                                                                           Beneficially             Percent
Beneficial Owner                                                                               Owned               of Class
----------------                                                                               -----               --------
FFW Corporation, Inc. Employee Stock Ownership Plan                                           59,150                 8.27%
1025 North Cass Street
Wabash, IN  46992-1027(1)

The Midwest Bank Fund II, L.P., Bank Fund III, L.P., Bank Fund IV, L.P., Bank                 62,011                 8.67
Fund III Trust and Bank
Fund IV Trust (collectively, "the Funds")
208 S. LaSalle Street
Chicago, Illinois 60604(2)

Mr. and Mrs. Nicholas M. George(3)                                                            62,483                 8.49
4185 S 550 W
Wabash, IN  46992

Directors and executive officers of the Company and the Bank as a group                      192,875                25.72
   (9 persons)(4)
-----------------------

(1)      The  amount  reported  represents  shares  held by the  Employee  Stock
         Ownership Plan ("ESOP"), 37,753 of which were allocated to accounts of participants. Ronald J. Metz, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or shares which are not voted by participants.






                                       3

(2) As reported in an amended Schedule 13D filed with the Securities and Exchange Commission ("SEC") on or about August 2, 1996. The Midwest
         Bank Fund II, L.P.,  Bank Fund III, L.P., the Bank Fund III Trust,  the
         Bank Fund IV, L.P. and the Bank Fund IV Trust reported sole voting and dispositive powers as to 8,718, 10,403, 31,890, 2,521, and 8,479 shares of Common Stock, respectively.

(3) Includes 12,510 shares held directly by Mr. George, 19,295 shares held jointly with Mrs. George, 1,999 shares held directly by Mrs. George, 1,000 shares held jointly by Mr. George and his son, 21,125 shares subject to options granted to Mr. George under the 1992 Stock Option
         Plan and Incentive Plan ("Stock Option Plan") and 6,554 shares allocated to Mr. George's account under the ESOP. There are no shares subject to options which are not exercisable within 60 days of September 19, 1997.

(4) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 12,485 shares allocated to the accounts of officers under the ESOP, 34,994 shares subject to options granted under the Company's Stock Option Plan, to directors and executive officers which were exercisable within 60 days of September
         19, 1997. There are no shares subject to options granted under the Stock Option Plan to directors and executive officers which are not exercisable within 60 days of September 19, 1997.


                            I. ELECTION OF DIRECTORS

General

         The Company's Board of Directors currently consists of seven members. Each of the directors of the Company has served in such capacity since its incorporation in December 1992. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth certain information, as of September 19, 1997, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                                          Shares of
                                                                                                           Common
                                                                                              Term          Stock
                                                                                 Director      to       Beneficially        Percent
      Name                 Age(1)        Position(s) Held in the Company         Since(2)     Expire       Owned(3)         of Class
      ----                 ------        -------------------------------         --------     ------       --------         --------
                                     NOMINEES

Wayne W. Rees                59      Chairman of the Board and Secretary           1983        2000          25,437          3.55%
Ronald D. Reynolds           50      Director                                      1991        2000          10,462          1.46

                                     DIRECTORS CONTINUING IN OFFICE

Maynard E. Vollmer           69      Director                                      1969        1998          10,637          1.49
Joseph W. McSpadden          49      Director                                      1987        1998       10,437(4)          1.46
Nicholas M. George           50      President and Chief Executive Officer         1977        1999       62,483(5)          8.49
J. Stanley Myers             50      Director                                      1985        1999          17,037          2.37
Thomas L. Frank              54      Director                                      1987        1999          17,237          2.40
---------------
(1)      At June 30, 1997.

(2)      Includes service as a director of the Bank.

(3) Amounts include shares held directly and jointly with family members, as well as, shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 2,641, 2,225, 0, 0, 21,125, 2,725 and 2,725 shares subject to options owned by Messrs. Rees, Reynolds,  Vollmer,  McSpadden,  George,
         Myers and Frank, respectively, under the Stock Option Plan which are exercisable within 60 days of September 19, 1997.

(4)      Excludes  1,000  shares  of stock  held by a  corporation  in which Mr.
         McSpadden is a minority shareholder. Mr. McSpadden expressly disclaims beneficial ownership with respect to such shares.

(5) See footnote 3 on page 2 for additional information regarding shares beneficially owned by Mr. George.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Wayne W. Rees. Mr. Rees is the owner and publisher of The Paper of Wabash County, Inc., a newspaper published in Wabash, Indiana. Mr. Rees has been Chairman of the Board and Secretary of the Company since December 1992. Mr. Rees has served as Chairman of the Bank's Board of Directors since July 1992.

         Nicholas M. George. Mr. George is the President and Chief Executive Officer of the Company, a position he has held since December 1992. Mr. George is also President and Chief Executive Officer of First Federal, a position he has held for the past 20 years. Mr. George joined First Federal as a vice president in 1972 and was promoted to President in 1976. Mr. George has responsibility for the overall management and establishment of First Federal's objectives, policies, and strategic plans. He assists in the overall administration of First Federal, including the implementation of and reporting on policies and plans adopted by the Board of Directors. He also serves as President and Director of FirstFed Financial of Wabash, Inc., the Company's subsidiary, a position he has held since 1989.

         Maynard E. Vollmer. Mr. Vollmer is retired and was the owner of Maynard's Men Shop, a men's apparel shop located in North Manchester, Indiana.

         Joseph W. McSpadden. Mr. McSpadden is the Vice President and part owner of Beauchamp & McSpadden, an insurance agency located in Wabash, Indiana.

         J. Stanley Myers. Mr. Myers is the owner and operator of ServiSoft Water Conditioning, Inc., a soft water appliance company located in Wabash, Indiana.

         Thomas L. Frank. Mr. Frank is the Comptroller for B. Walter & Company, a manufacturer of wood furniture and products located in Wabash, Indiana.

         Ronald D. Reynolds. Mr. Reynolds is the owner of J. M. Reynolds Oil Co., Inc., an oil supply company located in Wabash, Indiana.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Executive, Audit, Stock Option, Investment and Nominating Committees.

         The Executive Committee is comprised of any three outside Directors. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This Committee did not meet during fiscal 1997.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors George, Frank, Reynolds and Chief Financial Officer Redman. During the fiscal year ended June 30, 1997, this Committee met four times.

         The Stock Option Committee is composed of Directors Frank, Reynolds and Vollmer. This Committee is responsible for administering the Company's Stock Option Plan and reviews compensation and benefit matters. This Committee met one time during the fiscal year ended June 30, 1997.

         The Investment Committee is comprised of Directors Frank, McSpadden and George. This Committee is responsible for reviewing and approving the investments of the Company, as well as setting investment strategies. During fiscal 1997, this Committee met four times.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting. This Committee met once during the fiscal year ended June 30, 1997.

         Meetings and Committees of the Bank. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during the fiscal year ended June 30, 1997. During fiscal 1997, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Bank has various committees, the principal of which include Executive, Audit, Advertising, Personnel, Planning, Investment, Building and Nominating Committees.

         The Executive Committee of the Bank generally acts in lieu of the full Board of Directors between board meetings. The Executive Committee also has responsibility for oversight of the Bank's lending policies. This committee consists of three outside directors. The members of this committee are any three outside Directors as of June 30, 1997. During the fiscal year ended June 30, 1997, this committee met seven times.

         The Audit Committee of the Bank is composed of Directors George, Frank, McSpadden, and Chief Financial Officer Redman. The Audit Committee meets on a quarterly basis to review budgets and is responsible for reviewing the annual audit report and reporting to the full Board of Directors. This committee also meets with the Bank's external auditors prior to the annual audit to review audit procedures. This committee met four times during the fiscal year ended June 30, 1997.

         The Advertising Committee of the Bank is responsible for all advertising, public relations and promotions of the Bank. Members of this committee include Directors Rees, Vollmer and George. This committee meets at least annually and on an as needed basis. The Advertising Committee met one time during fiscal 1997.

         The Personnel/Compensation Committee of the Bank establishes and reviews compensation, bonuses, benefits and the personnel policies of the Bank. The current members of this committee are Directors Vollmer, Frank and Reynolds. This committee meets at least annually on an as needed basis. The committee met five times during the fiscal year ended June 30, 1997.

         The Planning Committee of the Bank is comprised of Directors Rees, Myers and George and Chief Financial Officer Redman and Vice President Sanders. This committee has authority to make recommendations to the Bank's Board of Directors regarding changes to the Bank's strategic plan. This committee met one time during the fiscal year ended June 30, 1997.

         The Investment Committee of the Bank meets quarterly to review and approve investments of the Bank and set investment strategies. The members of this committee are Directors Frank, McSpadden and George. This committee held six meetings during the fiscal year ended June 30, 1997.

         The Building Committee comprised of Directors Myers, Reynolds and George inspects all buildings and grounds owned by the Bank to ensure they are being properly maintained. This committee also recommends and supervises building projects, decorating projects and/or general maintenance programs. Meetings of this committee are held on an as needed basis. The Building Committee met one time during fiscal year ended June 30, 1997.

         The Nominating Committee of the Bank is comprised of the entire board of directors. The committee makes written nominations prior to the annual meeting. This committee held one meeting during fiscal 1997.

Director Compensation

         Cash Compensation. The Company's directors are paid a fee of $200 per meeting attended for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All Bank directors, other than the Chairman, receive a fee of $650 per meeting attended. The Chairman of the Bank receives a fee of $750 per meeting attended. No fee is paid to directors of the Bank for committee membership.

         Deferred Compensation Plan ("DCP"). In 1986, the Bank adopted the DCP for the benefit of its directors. The DCP is a voluntary deferred compensation plan which permits directors of the Bank to defer receipt of all or a portion of their regular board fees. This plan was established to hold and attract quality directors by providing a retirement benefit in amounts related to Board fees deferred annually. Under the DCP, a participant or his beneficiary, will receive retirement payments (equal to the amount deferred plus interest accrued thereon) payable in monthly installments upon retirement from the Board at age 70.

         If the director's service on the Board ceases for any reason other than death or disability, prior to age 70, amounts deferred pursuant to the DCP will be held by the Bank until the director reaches age 70. In the event of death or disability of the director while serving on the Bank's board, monthly or annual payments will be made to the director or his designated beneficiary. In the event of the director's death following retirement, the remaining benefits will be paid to the designated beneficiary. These benefit payments are not subject to any reduction for Social Security benefits or other offset amounts. Until disbursed, the amounts due and payable under the DCPs continue to be assets of the Bank, subject to the claims of general creditors. During fiscal 1997, no directors were deferring compensation pursuant to the DCP.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank and FirstFed Financial of Wabash, Inc.

         The following table sets forth information regarding compensation paid by the Company and the Bank to their Chief Executive Officer for services rendered during the fiscal year ended June 30, 1997. No other executive officer made in excess of $100,000 during the fiscal year ended June 30, 1997.

                                                        SUMMARY COMPENSATION TABLE

                                            Annual Compensation               Long-Term Compensation
                                            -------------------               ----------------------
                                                                               Awards       Payouts
                                                                               ------       -------
                                                                        Restricted
                                                          Other Annual    Stock    Options/   LTIP      All Other
                                       Salary    Bonus    Compensation   Award(s)    SARs    Payouts   Compensation
 Name and Principal Position   Year    ($)(1)    ($)(2)       ($)          ($)        (#)      ($)        ($)(3)
 ---------------------------   ----    ------    ------       ---          ---        ---      ---        ------
Nicholas M. George, President  1997    $110,699   $24,019                                                 $4,706
and Chief Executive Officer    1996     100,462    17,880     ---          ---        ---      ---         5,684
                               1995      96,738    16,709     ---          ---        ---      ---         4,264
------------------------------

(1) Includes $5,963, $5,488 and $5,300 of compensation deferred pursuant to the 401(k) Plan and directors fees paid of $10,200, $9,000 and $8,400 for fiscal 1997, 1996 and 1995, respectively.

(2)      Represents an annual cash bonus paid  pursuant to the Bank's  Incentive
         Compensation Plan. The amount of the bonus depends on the achievement of various performance criteria adopted from time-to-time for the Bank and its employees.

(3)      Includes the Bank's  contributions of $2,981,  $2,744 and $2,650 to Mr.
         George's account under the 401(k) Plan and $1,725, $1,665 and $1,614 of disability insurance premiums paid by the Bank during fiscal years
         1997, 1996 and 1995, respectively.

         The following table sets forth information regarding the number and value of stock options at June 30, 1997 held by the Company's Chief Executive Officer. No stock options were granted to or exercised by Mr. George during fiscal 1997.

                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                       Number of Unexercised      Value of Unexercised In-the-Money
                           Shares                    Options/SARs at FY-End(#)         Options/SARs at FY-End ($)
                          Acquired       Value
         Name          on Exercise   (#)Realized ($) Exercisable  Unexercisable       Exercisable      Unexercisable
         ----          -----------   ---------------------------  -------------       -----------      -------------
Nicholas M. George          N/A           N/A          21,125         0(1)           $359,125(2)         $-0-(2)

----------------------------------




                                       9

(1)      Represents an option to purchase  Common Stock awarded to the Company's
         Chief Executive Officer. Pursuant to the terms of the incentive stock option award, options vest at a rate one-quarter of the initial award per year commencing on April 1, 1994.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the bid and asked price of $27.00 per share of the Common Stock as reported on the Nasdaq system on June 30, 1997.

Employment Agreement and Salary Continuation Plan

         The Bank has employment agreements with Nicholas M. George, Charles E. Redman and Joyce K. Sanders, each for a three-year term. The employment agreements provide for an annual base salary as determined by the Board of Directors. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contracts provide for an extension for one additional year upon authorization by the Board of Directors at the end of each year. The contracts provide for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment contracts are terminable by the respective employee upon 90 days' notice to the Bank. The employment contracts provide for payment to the employee, in the event there is a change in control of the Company or the Bank, as defined in such agreement, where employment terminates involuntarily in connection with such change in control or within 12 months thereafter, of the remaining salary payable under the contract, plus a termination payment equal to 299% of the respective employee's highest salary in effect under the employment contract at any time during the 12 months prior to the date of termination, provided that total payments made to each employee under his or her respective employment agreement may not exceed three times the employee's annual salary or an amount that would cause certain adverse tax consequences to the Bank and the employee under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming a change in control were to take place as of June 30, 1997, the aggregate amounts payable to Mr. George, Mr. Redman and Ms. Sanders pursuant to this change in control provision would be approximately $318,000, $170,000 and $145,000, respectively. Each contract contains a provision which prohibits the employee, for a period of one year, from, directly or indirectly, owning, managing, operating or controlling, or participating in the ownership, management, operation or control of, or be employed by or connected in any manner with, any financial institution having an office located within 20 miles of any office of the Bank at the date of the employee's termination. The contracts provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. These employment contracts may have an "anti-takeover" effect that could affect a proposed future acquisition of control of the Bank.

         Effective October 1992, the Bank adopted a salary continuation plan for the benefit of President George in order to encourage Mr. George's continued employment with the Bank until November 1, 2011 (the, "retirement date"). The plan provides retirement and death benefits to Mr. George or his designated beneficiary upon Mr. George's retirement, early retirement or death while employed by the Bank, provided that Mr. George gives the Bank six months' written notice of any early retirement. This cash benefit, as described in the plan, is increased for each year Mr. George remains employed by the Bank. Benefits provided for under the plan vest one year from the date of adoption of the plan. The Bank has purchased an annuity to fund its obligations under this plan.

         In the event of Mr. George's retirement or death at June 30, 1997, the amounts payable to Mr. George or his beneficiary pursuant to the plan would be $68,008 and $392,185, respectively. Retirement or early retirement payments pursuant to the plan would be made monthly or in a lump sum payment at the option of Mr. George while death benefits would be made in a lump sum payment.

         In the event Mr. George voluntarily terminates his employment with the Bank for any reason, other than death, early retirement or retirement, Mr. George is entitled to receive only the vested portion of the retirement benefit provided for in the plan. In the event Mr. George terminated his employment with the Bank on June 30, 1997, $68,008 would be payable to Mr. George pursuant to this provision.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.


                 II. RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek & Company LLP to be its auditors for the 1998 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek & Company LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK & COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 1205 North Cass Street, Wabash, Indiana 46992, no later than May 29, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

Wabash, Indiana
September 29, 1997

                                 REVOCABLE PROXY
                                 FFW CORPORATION

     [ X ]   PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1997

  The undersigned hereby appoints the Board of Directors of FFWCorporation (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 28, 1997 at 2:30 p.m., and at any and all adjournments thereof, as indicated on this Proxy.

1. The election as directors of all nominees listed (except as marked to the contrary below):

   WAYNE W. REES          RONALD D. REYNOLDS


                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. The ratification of the appointment of Crowe Chizek & Company LLP as auditors of the Company for the fiscal year ending June 30, 1998.


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


   In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors recommends a vote "FOR" the listed proposals.

   THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

  The stockholder acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated September 25, 1997 and the Company's Annual Report to Stockholders for the fiscal year ending June 30, 1997.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                                 FFW CORPORATION

  Should the stockholder be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.